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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 17, 2006


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE

Furnished and attached as Exhibit 99.1 hereto is a letter received by Hollinger International Inc. (NYSE: HLR) (the "Company") from Hollinger Inc. stating Hollinger Inc.'s intentions regarding the Company's 2005 Annual Meeting of Stockholders.

ITEM 8.01    OTHER EVENTS

On January 18, 2006, the Company issued two press releases regarding its receipt of the letter from Hollinger Inc. referenced in Item 7.01 of this Current Report on Form 8-K and the Company's response thereto. The two press releases are attached Exhibits 99.2 and 99.3 and are incorporated by reference herein.

ITEM 9.01    EXHIBITS

EXHIBIT NO.  EXHIBIT

99.1         Letter dated January 17, 2006

99.2         Press Release, dated January 18, 2006

99.3         Press Release, dated January 18, 2006

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                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)



Date: January 18, 2006                  By: /s/ James R. Van Horn
                                            ------------------------------------
                                        Name:  James R. Van Horn
                                        Title: Vice President, General Counsel &
                                               Secretary



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                                  EXHIBIT INDEX


EXHIBIT NO.  EXHIBIT

99.1         Letter dated January 17, 2006

99.2         Press Release, dated January 18, 2006

99.3         Press Release, dated January 18, 2006